UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AB PRIVATE LENDING FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

From:	AllianceBernstein Proxy
To:
Subject:	Vote Now! AB Private Lending Fund - 2026 Annual Meeting of Shareholders - (XXXXXXXXXXXXXX)
Date:

Once you have voted, your account will be removed from further communications concerning this meeting.

AB Private Lending Fund will hold its 2026 Annual Meeting of Shareholders on August 3, 2026 at 12:45 PM Eastern Time at https://proxyvotinginfo.com/p/alliancebernstein2026

Vote online by clicking on the following link:

www.proxyvotenow.com/abplf

Your Voting Control Number is: XXXXXXXXXXXXXX

Should you have questions about the proposals or the voting process, please contact your AB Advisor.

Please vote today!

Please do not reply to this email. This email is for informational purposes only.